UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2017
Date of reporting period: October 31, 2017

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis Global Fund
Davis International Fund
(portfolios of Davis New York Venture Fund, Inc.)

October 31, 2017

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 1, 2017

DAVIS GLOBAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis Global Fund outperformed the Morgan Stanley Capital International All Country World Index (the "Index") for the twelve-month period ended October 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 31.75%, versus a 23.20% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 41%), Financials (up 31%), and Materials (up to 29%). All sectors within the Index reported positive performance for the period. The sectors that reported the weakest, yet still positive, performance were Telecommunication Services (up 6%), Consumer Staples (up 9%), and Energy (up 11%).
Contributors to Performance
The Consumer Discretionary sector made the most significant contribution2 to the Fund's performance on an absolute basis and when compared to the Index. The Fund's Consumer Discretionary holdings were up 42%, compared to up 22% for the Index. Adient3 (up 87%) was the Fund's top contributor for the period. Naspers (up 46%), TAL Education Group (up 103%), Amazon (up 40%), and New Oriental Education & Technology Group (up 67%) were strong performers.
Returns from holdings in the Fund's Information Technology sector were up 44%, compared to up 41% for the Index. When compared to the Index, the Fund primarily benefited from strong stock selection. Alibaba (up 97%), the second most important contributor for the period, Alphabet (up 29%), the Fund's largest holding, and Hollysys Automation (up 29%), were key contributors. Hollysys Automation was a new holding during the period, first added to the Fund in January.
The Fund's Financials sector holdings were a key contributor (up 34%, compared to up 31% for the Index) on an absolute basis. The Fund's second largest holding, Wells Fargo (up 26%), was among the top ten contributors.
The Fund's Industrials holdings outperformed those of the Index. Safran (up 57%) was an important contributor for the period.
The Fund's largest foreign exposure by country was in Chinese companies (24% average weight during the period). In aggregate, these companies were a significant contributor to performance.
Detractors from Performance
When compared to the Index, the Fund's holdings in the Energy sector were a significant detractor from performance. The Fund suffered from being overweight (10%, versus 7% for the Index) in this weak, although still positive, performing sector. Apache (down 29%) was the Fund's overall top detractor for the period. EQT (down 12%) and Occidental Petroleum (down 11%), both of which the Fund no longer owns, were also key detractors.
The Fund benefited from its significant underweight position in Consumer Staples, another weak performing sector, when compared to the Index (less than 1%, versus 9%). However, Consumer Staples was the largest detractor from performance on an absolute basis. The Fund's lone Consumer Staples holding during the period, United Spirits, was down 10%. The Fund no longer owns United Spirits.
While Consumer Discretionary as a whole was a contributor to the Fund's performance, a number of individual holdings were among the top detractors. Individual securities which were key detractors included Vipshop Holdings (down 42%), Tarena International (down 18%), and Liberty Global (down 8%).
Another detractor compared to the Index were the Fund's Materials holdings. The Fund's returns on Materials holdings underperformed relative to the Index (up 27%, as compared to up 29%).
Additional detractors included Valeant Pharmaceuticals (down 32%), which the Fund no longer owns, from the Health Care sector, and CAR (down 12%) from the Industrials sector.
During the period, the Fund had an average weighting of 7% of its net assets in Cash & Equivalents, which was a detractor compared to the Index.

Davis Global Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2017, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

    Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on October 31, 2007

$15,000
$10,000
$5,000
$0
MSCI ACWI®
DGF-A*
DGF-A*
$14,627
MSCI ACWI®
$14,377
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17

Average Annual Total Return for periods ended October 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	31.75%	16.34%	4.38%	8.82%	12/22/04	0.98%	0.98%
Class A - with sales charge	25.49%	15.21%	3.87%	8.41%	12/22/04	0.98%	0.98%
Class C**	29.75%	15.35%	3.44%	7.80%	12/22/04	1.73%	1.73%
Class Y	32.03%	16.64%	4.64%	5.38%	07/25/07	0.70%	0.70%
MSCI ACWI®***	23.20%	10.80%	3.70%	6.72%

The Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis International Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA (the "Index") for the twelve-month period ended October 31, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 28.84%, versus a 23.64% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 47%), Materials (up 28%), and Financials (up 28%). All sectors within the Index reported positive performance for the period. The sectors that reported the weakest, yet still positive, performance were Telecommunication Services (up 9%), Health Care (up 14%), and Consumer Staples (up 14%).
Contributors to Performance
The Fund's holdings in the Consumer Discretionary sector made the most significant contribution2 to performance on an absolute basis and when compared to the Index. The Fund's Consumer Discretionary holdings were up 36%, compared to up 23% for the Index. TAL Education Group3 (up 103%) was the Fund's top contributor. Naspers (up 46%), New Oriental Education & Technology Group (up 67%), JD.com (up 45%), and Didi Chuxing (up 33%), all among the Fund's top ten holdings, were also strong performers.
Returns from holdings in the Information Technology sector helped performance. Alibaba (up 97%), the Fund's third largest holding, and Hollysys Automation (up 29%) were key contributors. Hollysys Automation was a new holding, first added to the Fund in January.
The Fund's Energy holdings were a major contributor to performance compared to the Index (up 33%, compared to up 20%). Encana (up 23%), the Fund's fifth largest holding, was a strong performer.
The Industrials sector, and specifically Safran (up 57%), the Fund's second largest holding, was a key contributor. Noah Holdings (up 66%), a Financials holding, was also a top contributor.
The Fund benefited from its heavily weighted position in Chinese securities as compared to the Index (37%, versus 7%). The Chinese holdings made the largest contribution to the Fund's absolute performance at the country level.
Detractors from Performance
Relative to the Index, the Fund's Health Care sector holdings were a large detractor from performance (up 4%, compared to up 14%). Valeant Pharmaceuticals (down 32%) and Essilor International (down 5%) were among the bottom ten performing securities. The Fund no longer owns either security.
While the Fund benefited from being underweight in Consumer Staples compared to the Index, it suffered on an absolute basis (down 9%). United Spirits (down 17%) and L'Oréal (down 4%) were key detractors. The Fund no longer owns either security.
Although the Fund's Consumer Discretionary sector made significant contributions to performance, the Fund suffered from a few individual Consumer Discretionary sector holdings. Vipshop Holdings (down 42%) and Tarena International (down 18%) were the top two overall detractors during the period. Tarena International was a new holding to the Fund, first purchased in June. Jumei International Holding (down 47%) was another top detractor.
The Fund's holdings in the Materials sector were a key detractor on a relative basis as they underperformed those of the Index (up 25%, compared to up 28%). The Fund also suffered from an underweight position in Financials (11%, versus 23% for the Index).
Additional detractors included CAR (down 12%) and Kuehne + Nagel (down 4%) from the Industrials sector, and Seven Generations Energy (down 34%) from the Energy sector. The Fund no longer owns Kuehne + Nagel.

During the period, the Fund had an average weight of 7% of its net assets in Cash & Equivalents, which was a key detractor compared to the Index.

Davis International Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2017, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on October 31, 2007

$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
DIF-A*
MSCI ACWI® ex USA
$10,955
DIF-A*
$10,230
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17

Average Annual Total Return for periods ended October 31, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	28.84%	10.44%	0.72%	3.47%	12/29/06	1.05%	1.05%
Class A - with sales charge	22.72%	9.37%	0.23%	3.01%	12/29/06	1.05%	1.05%
Class C**	26.60%	9.28%	(0.53%)	2.21%	12/29/06	2.11%	2.11%
Class Y	29.28%	10.82%	N/A	6.78%	12/31/09	0.76%	0.76%
MSCI ACWI® ex USA***	23.64%	7.29%	0.92%	2.86%

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/17 Net Assets)		(% of 10/31/17 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (U.S.)	44.29%	Information Technology	21.58%	18.42%
Common Stock (Foreign)	47.30%	Retailing	13.68%	3.52%
Preferred Stock (Foreign)	5.28%	Capital Goods	10.17%	7.67%
Short-Term Investments	2.85%	Diversified Financials	9.20%	4.15%
Other Assets & Liabilities	0.28%	Energy	7.62%	6.30%
	100.00%	Banks	6.88%	10.45%
		Consumer Services	6.27%	1.67%
		Transportation	6.23%	2.18%
		Materials	5.14%	5.40%
		Media	5.09%	2.14%
		Automobiles & Components	3.61%	2.62%
		Health Care	2.62%	10.82%
		Other	1.91%	19.63%
		Food, Beverage & Tobacco	–	5.03%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/17 Stock Holdings)		(% of Fund's 10/31/17 Net Assets)

United States	45.72%	Alphabet Inc.*	6.29%
China	28.02%	Wells Fargo & Co.	4.52%
Canada	4.67%	Naspers Ltd. - N	4.40%
France	4.61%	Capital One Financial Corp.	4.31%
South Africa	4.55%	Hollysys Automation Technologies Ltd.	4.12%
Singapore	2.52%	Amazon.com, Inc.	4.02%
India	2.40%	Alibaba Group Holding Ltd., ADR	3.93%
Netherlands	2.06%	United Technologies Corp.	3.53%
Switzerland	1.78%	Encana Corp.	3.24%
United Kingdom	1.77%	New Oriental Education & Technology Group, Inc., ADR	3.20%
Brazil	1.76%
Germany	0.14%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2017

New Positions Added (11/01/16-10/31/17)
(Highlighted positions are those greater than 3.00% of the Fund's 10/31/17 net assets)

Security	Industry	Date of 1st Purchase	% of Fund's 10/31/17 Net Assets
Akzo Nobel N.V.	Materials	02/24/17	1.84%
Alibaba Group Holding Ltd., ADR	Software & Services	11/28/16	3.93%
Axalta Coating Systems Ltd.	Materials	12/16/16	1.41%
Capital One Financial Corp.	Consumer Finance	06/15/17	4.31%
Didi Chuxing Joint Co., Series B, Pfd.	Retailing	05/16/17	0.33%
Diplomat Pharmacy, Inc.	Health Care Equipment & Services	02/01/17	0.94%
FedEx Corp.	Transportation	03/29/17	1.26%
Ferguson PLC	Capital Goods	10/10/17	1.72%
Grab Inc., Series G, Pfd.	Retailing	08/02/17	1.07%
Grupo Televisa S.A.B., ADR	Media	11/16/16	–
Hollysys Automation Technologies Ltd.	Technology Hardware & Equipment	01/18/17	4.12%
Paramount Resources Ltd., Class A	Energy	11/11/16	1.28%
Tarena International, Inc., Class A, ADR	Consumer Services	06/05/17	1.57%

Positions Closed (11/01/16-10/31/17)
(Gains and losses greater than $1,500,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
American Express Co.	Consumer Finance	10/10/17	$2,368,791
Charles Schwab Corp.	Capital Markets	12/08/16	3,039,943
EQT Corp.	Energy	03/17/17	(1,896,163)
Grupo Televisa S.A.B., ADR	Media	08/14/17	1,249,693
Internet Plus Holdings Ltd., Series A-10, Pfd.	Retailing	08/10/17	1,447,715
LendingClub Corp.	Consumer Finance	10/10/17	(833,811)
Monsanto Co.	Materials	10/09/17	1,404,294
Occidental Petroleum Corp.	Energy	11/11/16	(632,120)
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	10/09/17	2,065,739
United Spirits Ltd.	Food, Beverage & Tobacco	11/08/16	(1,416,215)
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	05/09/17	(15,204,590)
Wesco Aircraft Holdings, Inc.	Capital Goods	02/02/17	(1,190,014)
WESCO International, Inc.	Capital Goods	11/10/16	(412,941)
Xiabu Xiabu Catering
Management Co., Ltd.	Consumer Services	03/20/17	586,968
YY Inc., Class A, ADR	Software & Services	02/17/17	840,906

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2017

Portfolio Composition		Industry Weightings
(% of Fund's 10/31/17 Net Assets)		(% of 10/31/17 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	73.97%	Information Technology	14.83%	11.66%
Preferred Stock (Foreign)	5.83%	Capital Goods	14.45%	8.09%
Short-Term Investments	19.80%	Retailing	14.22%	1.47%
Other Assets & Liabilities	0.40%	Materials	9.76%	7.91%
	100.00%	Consumer Services	9.26%	1.32%
		Diversified Financials	7.23%	3.25%
		Transportation	6.94%	2.66%
		Energy	6.16%	6.70%
		Media	6.16%	1.42%
		Health Care	5.10%	7.61%
		Insurance	4.01%	5.18%
		Other	1.88%	13.89%
		Banks	–	14.62%
		Food, Beverage & Tobacco	–	5.68%
		Automobiles & Components	–	4.41%
		Telecommunication Services	–	4.13%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/17 Stock Holdings)		(% of Fund's 10/31/17 Net Assets)

China	42.29%	Naspers Ltd. - N	4.92%
France	9.52%	Safran S.A.	4.38%
Switzerland	9.42%	Alibaba Group Holding Ltd., ADR	4.31%
Brazil	6.66%	New Oriental Education & Technology Group, Inc., ADR	3.82%
South Africa	6.16%	Encana Corp.	3.79%
Canada	6.16%	JD.com Inc., Class A, ADR	3.58%
United Kingdom	4.26%	Hollysys Automation Technologies Ltd.	3.53%
Germany	4.18%	Didi Chuxing Joint Co., Series A, Pfd.	3.41%
Netherlands	4.12%	Sul America S.A.	3.20%
India	3.41%	LafargeHolcim Ltd.	3.19%
Singapore	3.03%
Belgium	0.79%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2017

New Positions Added (11/01/16-10/31/17)
(Highlighted positions are those greater than 3.00% of the Fund's 10/31/17 net assets)

Security	Industry	Date of 1st Purchase	% of Fund's 10/31/17 Net Assets
Akzo Nobel N.V.	Materials	02/24/17	1.81%
Alibaba Group Holding Ltd., ADR	Software & Services	11/28/16	4.31%
Ferguson PLC	Capital Goods	10/10/17	1.80%
Grab Inc., Series G, Pfd.	Retailing	08/02/17	0.83%
Hollysys Automation Technologies Ltd.	Technology Hardware & Equipment	01/18/17	3.53%
Paramount Resources Ltd., Class A	Energy	11/11/16	1.11%
Tarena International, Inc., Class A, ADR	Consumer Services	06/05/17	1.77%

Positions Closed (11/01/16-10/31/17)
(Gains and losses greater than $500,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Essilor International S.A.	Health Care Equipment & Services	11/29/16	$600,981
Grupo Televisa S.A.B., ADR	Media	08/14/17	24,587
Internet Plus Holdings Ltd., Series A-10, Pfd.	Retailing	08/10/17	422,024
IWG PLC	Commercial & Professional Services	04/12/17	(68,511)
Kuehne + Nagel International AG	Transportation	12/08/16	495,429
L'Oréal S.A.	Household & Personal Products	11/29/16	14,279
United Spirits Ltd.	Food, Beverage & Tobacco	11/30/16	(503,739)
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	05/09/17	(4,974,880)
Xiabu Xiabu Catering Management Co., Ltd.	Consumer Services	03/20/17	287,995
YY Inc., Class A, ADR	Software & Services	02/17/17	196,473

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(05/01/17)	(10/31/17)	(05/01/17-10/31/17)
Davis Global Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$1,158.64	$5.39
Hypothetical	$1,000.00	$1,020.21	$5.04
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,154.14	$9.39
Hypothetical	$1,000.00	$1,016.48	$8.79
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,160.18	$3.81
Hypothetical	$1,000.00	$1,021.68	$3.57
Davis International Fund
Class A (annualized expense ratio 1.02%**)
Actual	$1,000.00	$1,148.35	$5.52
Hypothetical	$1,000.00	$1,020.06	$5.19
Class C (annualized expense ratio 2.06%**)
Actual	$1,000.00	$1,141.78	$11.12
Hypothetical	$1,000.00	$1,014.82	$10.46
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$1,150.09	$4.01
Hypothetical	$1,000.00	$1,021.48	$3.77

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (91.59%)
CONSUMER DISCRETIONARY – (22.62%)
Automobiles & Components – (3.50%)
Adient PLC	320,520	$27,039,067
Delphi Automotive PLC	70,070	6,963,557
		34,002,624
Consumer Durables & Apparel – (0.15%)
Hunter Douglas N.V. (Netherlands)	18,390	1,489,014
Consumer Services – (6.07%)
New Oriental Education & Technology Group, Inc., ADR (China)	374,000	31,131,760
TAL Education Group, Class A, ADR (China)	460,880	12,674,200
Tarena International, Inc., Class A, ADR (China)	1,040,960	15,250,064
		59,056,024
Media – (4.93%)
Liberty Global PLC, LiLAC Class C *	26,490	582,780
Liberty Global PLC, Series C *	151,610	4,531,623
Naspers Ltd. - N (South Africa)	175,840	42,844,579
		47,958,982
Retailing – (7.97%)
Amazon.com, Inc. *	35,410	39,137,965
CarMax, Inc. *	160,350	12,042,285
JD.com Inc., Class A, ADR (China)*	510,560	19,156,211
Jumei International Holding Ltd., Class A, ADR (China)*	14,050	37,935
Vipshop Holdings Ltd., Class A, ADR (China)*	907,580	7,169,882
		77,544,278
	Total Consumer Discretionary	220,050,922
ENERGY – (7.38%)
Apache Corp.	458,750	18,978,488
Cabot Oil & Gas Corp.	317,110	8,783,947
Encana Corp. (Canada)	2,695,470	31,536,999
Paramount Resources Ltd., Class A (Canada)*	725,520	12,417,240
Seven Generations Energy Ltd., Class A (Canada)*	5,565	84,029
	Total Energy	71,800,703
FINANCIALS – (17.28%)
Banks – (6.66%)
JPMorgan Chase & Co.	207,240	20,850,416
Wells Fargo & Co.	783,200	43,968,848
		64,819,264
Diversified Financials – (8.91%)
Capital Markets – (1.74%)
Noah Holdings Ltd., ADS (China)*	431,380	16,918,723
Consumer Finance – (4.31%)
Capital One Financial Corp.	454,910	41,933,604
Diversified Financial Services – (2.86%)
Berkshire Hathaway Inc., Class B *	149,200	27,891,448
		86,743,775
Insurance – (1.71%)
Multi-line Insurance – (1.71%)
Sul America S.A. (Brazil)	3,030,982	16,612,817
	Total Financials	168,175,856

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (2.54%)
Health Care Equipment & Services – (2.54%)
Aetna Inc.	91,520	$15,561,146
Diplomat Pharmacy, Inc. *	435,650	9,170,432
	Total Health Care	24,731,578
INDUSTRIALS – (15.89%)
Capital Goods – (9.85%)
Brenntag AG (Germany)	23,210	1,314,363
Ferguson PLC (United Kingdom)	239,350	16,737,051
Safran S.A. (France)	281,770	29,680,902
Schneider Electric SE (France)	156,320	13,738,636
United Technologies Corp.	287,090	34,381,898
		95,852,850
Commercial & Professional Services – (0.01%)
Novus Holdings Ltd. (South Africa)	60,819	30,111
Transportation – (6.03%)
CAR Inc. (China)*	4,946,900	4,407,024
FedEx Corp.	54,100	12,216,321
InterGlobe Aviation Ltd. (India)	1,173,585	22,612,410
ZTO Express (Cayman) Inc., Class A, ADR (China)*	1,218,357	19,481,529
		58,717,284
	Total Industrials	154,600,245
INFORMATION TECHNOLOGY – (20.90%)
Software & Services – (16.78%)
58.com Inc., Class A, ADR (China)*	6,200	416,454
Alibaba Group Holding Ltd., ADR (China)*	206,670	38,211,216
Alphabet Inc., Class A *	8,773	9,062,860
Alphabet Inc., Class C *	51,323	52,177,015
ANGI Homeservices Inc., Class A *	868,590	10,857,375
ASAC II L.P. *(a)(b)	35,352	34,305
Baidu, Inc., Class A, ADR (China)*	26,250	6,403,425
Facebook Inc., Class A *	83,760	15,081,826
Fang Holdings Ltd., Class A, ADR (China)*	5,517,696	25,050,340
Quotient Technology Inc. *	380,140	5,949,191
		163,244,007
Technology Hardware & Equipment – (4.12%)
Hollysys Automation Technologies Ltd. (China)	1,788,273	40,146,729
	Total Information Technology	203,390,736
MATERIALS – (4.98%)
Akzo Nobel N.V. (Netherlands)	197,853	17,916,658
Axalta Coating Systems Ltd. *	413,700	13,755,525
LafargeHolcim Ltd. (Switzerland)	298,036	16,802,887
	Total Materials	48,475,070
TOTAL COMMON STOCK – (Identified cost $662,050,863)		891,225,110

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2017

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (5.28%)
CONSUMER DISCRETIONARY – (5.28%)
Retailing – (5.28%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	479,462	$24,420,007
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	63,325	3,225,275
	Grab Inc., Series F (Singapore)*(a)(b)	2,398,770	13,293,767
	Grab Inc., Series G (Singapore)*(a)(b)	1,881,391	10,426,500
		Total Consumer Discretionary	51,365,549
	TOTAL PREFERRED STOCK – (Identified cost $39,006,377)		51,365,549
SHORT-TERM INVESTMENTS – (2.85%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 11/01/17, dated 10/31/17, repurchase value of $4,864,146 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 02/15/18-11/01/47, total market value $4,961,280)	$4,864,000	4,864,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.05%, 11/01/17, dated 10/31/17, repurchase value of $3,367,098 (collateralized by: U.S. Government agency mortgage and STRIP in a pooled cash account, 0.00%, 03/28/18-11/01/25, total market value $3,434,340)	3,367,000	3,367,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.06%, 11/01/17, dated 10/31/17, repurchase value of $13,619,401 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.14%, 08/01/45-10/20/47, total market value $13,891,380)	13,619,000	13,619,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.07%, 11/01/17, dated 10/31/17, repurchase value of $5,837,173 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.907%-4.50%, 05/01/35-10/01/47, total market value $5,953,740)	5,837,000	5,837,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $27,687,000)		27,687,000
	Total Investments – (99.72%) – (Identified cost $728,744,240)		970,277,659
	Other Assets Less Liabilities – (0.28%)		2,733,412
	Net Assets – (100.00%)		$973,011,071

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2017

	Shares/Units	Value (Note 1)
COMMON STOCK – (73.97%)
CONSUMER DISCRETIONARY – (19.31%)
Consumer Durables & Apparel – (1.48%)
Hunter Douglas N.V. (Netherlands)	35,103	$2,842,244
Consumer Services – (7.39%)
New Oriental Education & Technology Group, Inc., ADR (China)	87,990	7,324,288
TAL Education Group, Class A, ADR (China)	125,520	3,451,800
Tarena International, Inc., Class A, ADR (China)	232,420	3,404,953
		14,181,041
Media – (4.92%)
Naspers Ltd. - N (South Africa)	38,700	9,429,511
Retailing – (5.52%)
Ctrip.com International, Ltd., ADR (China)*	21,560	1,032,508
JD.com Inc., Class A, ADR (China)*	183,300	6,877,416
Jumei International Holding Ltd., Class A, ADR (China)*	6,200	16,740
Vipshop Holdings Ltd., Class A, ADR (China)*	337,620	2,667,198
		10,593,862
	Total Consumer Discretionary	37,046,658
ENERGY – (4.92%)
Encana Corp. (Canada)	621,450	7,270,965
Paramount Resources Ltd., Class A (Canada)*	124,370	2,128,587
Seven Generations Energy Ltd., Class A (Canada)*	2,251	33,989
	Total Energy	9,433,541
FINANCIALS – (8.97%)
Diversified Financials – (5.77%)
Capital Markets – (4.88%)
B3 S.A. - Brasil, Bolsa, Balcao (Brazil)	554,760	4,053,057
Noah Holdings Ltd., ADS (China)*	135,670	5,320,977
		9,374,034
Diversified Financial Services – (0.89%)
Groupe Bruxelles Lambert S.A. (Belgium)	11,200	1,202,609
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,960	499,131
		1,701,740
		11,075,774
Insurance – (3.20%)
Multi-line Insurance – (3.20%)
Sul America S.A. (Brazil)	1,120,624	6,142,142
	Total Financials	17,217,916
HEALTH CARE – (4.07%)
Pharmaceuticals, Biotechnology & Life Sciences – (4.07%)
Novartis AG, ADR (Switzerland)	50,690	4,185,980
Roche Holding AG - Genusschein (Switzerland)	15,650	3,615,822
	Total Health Care	7,801,802
INDUSTRIALS – (17.08%)
Capital Goods – (11.53%)
Brenntag AG (Germany)	33,750	1,911,234
Ferguson PLC (United Kingdom)	49,410	3,455,098
Meggitt PLC (United Kingdom)	443,916	3,057,009
Safran S.A. (France)	79,720	8,397,492

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2017

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
Schneider Electric SE (France)	60,380	$5,306,671
		22,127,504
Commercial & Professional Services – (0.01%)
Novus Holdings Ltd. (South Africa)	12,296	6,088
Transportation – (5.54%)
CAR Inc. (China)*	1,697,500	1,512,245
InterGlobe Aviation Ltd. (India)	271,227	5,225,950
ZTO Express (Cayman) Inc., Class A, ADR (China)*	243,358	3,891,294
		10,629,489
	Total Industrials	32,763,081
INFORMATION TECHNOLOGY – (11.83%)
Software & Services – (8.30%)
58.com Inc., Class A, ADR (China)*	3,340	224,348
Alibaba Group Holding Ltd., ADR (China)*	44,700	8,264,583
Baidu, Inc., Class A, ADR (China)*	10,445	2,547,953
Fang Holdings Ltd., Class A, ADR (China)*	1,074,670	4,879,002
		15,915,886
Technology Hardware & Equipment – (3.53%)
Hollysys Automation Technologies Ltd. (China)	302,170	6,783,716
	Total Information Technology	22,699,602
MATERIALS – (7.79%)
Air Liquide S.A. (France)	6,864	873,911
Akzo Nobel N.V. (Netherlands)	38,258	3,464,469
LafargeHolcim Ltd. (Switzerland)	108,557	6,120,304
Linde AG (Germany)	20,830	4,487,593
	Total Materials	14,946,277
TOTAL COMMON STOCK – (Identified cost $110,900,989)		141,908,877
PREFERRED STOCK – (5.83%)
CONSUMER DISCRETIONARY – (5.83%)
Retailing – (5.83%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	128,505	6,545,030
Grab Inc., Series F (Singapore)*(a)(b)	549,889	3,047,435
Grab Inc., Series G (Singapore)*(a)(b)	286,316	1,586,737
	Total Consumer Discretionary	11,179,202
TOTAL PREFERRED STOCK – (Identified cost $7,923,317)		11,179,202
SHORT-TERM INVESTMENTS – (19.80%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.08%, 11/01/17, dated 10/31/17, repurchase value of $6,673,200 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 02/15/18-11/01/47, total market value $6,806,460)	$6,673,000	6,673,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 1.05%, 11/01/17, dated 10/31/17, repurchase value of $4,620,135 (collateralized by: U.S. Government agency mortgage and STRIP in a pooled cash account, 0.00%, 03/28/18-11/01/25, total market value $4,712,400)	4,620,000	4,620,000

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2017

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.06%, 11/01/17, dated 10/31/17, repurchase value of $18,683,550 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.00%, 02/01/28-10/20/47, total market value $19,056,660)	$18,683,000	$18,683,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.07%, 11/01/17, dated 10/31/17, repurchase value of $8,007,238 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 2.02%-4.50%, 10/25/21-10/01/47, total market value $8,167,140)	8,007,000	8,007,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $37,983,000)	37,983,000
	Total Investments – (99.60%) – (Identified cost $156,807,306)		191,071,079
	Other Assets Less Liabilities – (0.40%)		776,285
		Net Assets – (100.00%)	$191,847,364

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2017

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Long-term	$942,590,659	$153,088,079
Repurchase agreements	27,687,000	37,983,000
Total investments	970,277,659	191,071,079
Cash	1,915	16,568
Receivables:
Capital stock sold	3,616,109	881,626
Dividends and interest	762,832	180,700
Prepaid expenses	23,096	4,335
Total assets	974,681,611	192,154,308
LIABILITIES:
Payables:
Capital stock redeemed	185,788	17,628
Deferred foreign taxes	206,541	30,024
Investment securities purchased	296,246	44,667
Accrued audit fees	15,688	15,688
Accrued custodian fees	207,732	51,533
Accrued distribution and service plan fees	144,532	3,580
Accrued investment advisory fee	472,814	86,364
Accrued registration and filing fees	21,200	41,080
Accrued transfer agent fees	93,348	5,561
Other accrued expenses	26,651	10,819
Total liabilities	1,670,540	306,944
NET ASSETS	$973,011,071	$191,847,364
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$1,937,054	$753,798
Additional paid-in capital	732,206,333	158,861,850
Undistributed net investment income (loss)	(18,006)	467,964
Accumulated net realized losses from investments	(2,441,344)	(2,470,138)
Net unrealized appreciation on investments and foreign currency transactions**	241,327,034	34,233,890
Net Assets	$973,011,071	$191,847,364

*Including:
Cost of long-term investments	$701,057,240	$118,824,306
Cost of repurchase agreements	27,687,000	37,983,000

**Net of deferred foreign taxes of	206,541	30,024

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At October 31, 2017

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$178,005,258	$15,766,521
Shares outstanding	7,045,435	1,226,595
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$25.27	$12.85
Maximum offering price per share (100/95.25 of net asset value)†	$26.53	$13.49
CLASS C SHARES:
Net assets	$130,941,699	$2,379,810
Shares outstanding	5,500,323	196,931
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.81	$12.08
CLASS Y SHARES:
Net assets	$664,064,114	$173,701,033
Shares outstanding	26,195,319	13,652,440
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$25.35	$12.72

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2017

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$6,449,796	$1,396,780
Interest	386,507	74,474
Net securities lending fees	97,253	19,341
Total income	6,933,556	1,490,595
Expenses:
Investment advisory fees (Note 3)	4,066,548	671,394
Custodian fees	405,760	123,357
Transfer agent fees:
Class A	147,041	12,970
Class B†	3,568	2,299
Class C	92,331	4,901
Class Y	316,813	14,832
Audit fees	20,915	20,916
Legal fees	3,268	540
Accounting fees (Note 3)	17,336	3,336
Reports to shareholders	45,574	2,868
Directors' fees and expenses	29,731	7,639
Registration and filing fees	101,777	62,194
Miscellaneous	37,171	18,178
Distribution and service plan fees (Note 3):
Class A	334,112	20,517
Class B†	4,406	355
Class C	993,602	13,619
Total expenses	6,619,953	979,915
Reimbursement of expenses by Adviser (Note 3)	(608)	(2,099)
Net expenses	6,619,345	977,816
Net investment income	314,211	512,779
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
Investment transactions	(147,097)	(2,470,140)
Foreign currency transactions	(127,196)	(14,055)
Net realized loss	(274,293)	(2,484,195)
Net change in unrealized appreciation (depreciation)**	207,230,903	33,279,028
Net realized and unrealized gain on investments and foreign currency transactions	206,956,610	30,794,833
Net increase in net assets resulting from operations	$207,270,821	$31,307,612

*Net of foreign taxes withheld of	$174,339	$127,529
**Net of deferred foreign taxes of	40,212	13,205

†For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2017

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$314,211	$512,779
Net realized loss from investments and foreign currency transactions	(274,293)	(2,484,195)
Net increase in unrealized appreciation on investments and foreign currency transactions	207,230,903	33,279,028
Net increase in net assets resulting from operations	207,270,821	31,307,612
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(2,586)
Class Y	–	(252,531)
Realized gains from investment transactions:
Class A	–	(11,206)
Class B†	–	(62)
Class C	–	(1,657)
Class Y	–	(121,589)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	36,754,763	4,453,168
Class B†	(716,028)	(54,461)
Class C	25,606,763	829,916
Class Y	218,963,711	54,168,013
Total increase in net assets	487,880,030	90,314,617
NET ASSETS:
Beginning of year	485,131,041	101,532,747
End of year*	$973,011,071	$191,847,364

*Including undistributed net investment income (loss) of	$(18,006)	$467,964

†For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2016

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income (loss)	$(521,272)	$311,891
Net realized gain (loss) from investments and foreign currency transactions	(2,017,754)	149,555
Net increase in unrealized appreciation on investments and foreign currency transactions	27,700,178	122,817
Net increase in net assets resulting from operations	25,161,152	584,263
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(28,679)
Class Y	(182,144)	(649,495)
Realized gains from investment transactions:
Class A	(5,429,395)	(233,015)
Class B	(43,832)	(3,602)
Class C	(3,826,599)	(50,665)
Class Y	(13,073,669)	(2,875,832)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	5,162,826	1,372,330
Class B	(112,382)	(57,363)
Class C	14,274,456	(243,746)
Class Y	69,352,987	4,077,374
Total increase in net assets	91,283,400	1,891,570
NET ASSETS:
Beginning of year	393,847,641	99,641,177
End of year*	$485,131,041	$101,532,747

*Including undistributed net investment income (loss) of	$(470,874)	$231,761

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively "Funds"):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds' shares.

The Funds follow the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Class B shares were closed by conversion into Class A shares on August 31, 2017. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of  a  number of subjective factors and is  therefore  subject  to  the unavoidable risk that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of October 31, 2017 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$220,050,922	$37,046,658
Energy	71,800,703	9,433,541
Financials	168,175,856	17,217,916
Health Care	24,731,578	7,801,802
Industrials	154,600,245	32,763,081
Information Technology	203,356,431	22,699,602
Materials	48,475,070	14,946,277
Total Level 1	891,190,805	141,908,877
Level 2 – Other Significant Observable Inputs:
Short-term securities	27,687,000	37,983,000
Total Level 2	27,687,000	37,983,000
Level 3 – Significant Unobservable Inputs:
Equity securities:
Consumer Discretionary	51,365,549	11,179,202
Information Technology	34,305	–
Total Level 3	51,399,854	11,179,202
Total Investments	$970,277,659	$191,071,079

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2017.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2017:

	Davis Global Fund	Davis International Fund
Investment Securities:
Beginning balance	$36,008,753	$9,336,521
Cost of purchases	13,651,775	1,586,738
Proceeds from sales	(6,489,462)	(1,891,750)
Net realized gain	1,447,715	422,024
Net change in unrealized appreciation (depreciation)	6,781,073	1,725,669
Ending balance	$51,399,854	$11,179,202

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2017 and included in the change in net assets for the period	$7,825,561	$2,030,149

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
Fund	Investments at Value	Fair Value at October 31, 2017	Valuation Technique	Unobservable Input(s)	Amount(s)	Impact to Valuation from an Increase in Input
Davis Global Fund	Common Stock	$34,305	Discounted Cash Flow	Annualized Yield	2.429%	Decrease

	Preferred Stock	27,645,282	Market Approach	Transaction Price	$50.9321	Increase

	Preferred Stock	23,720,267	Market Approach	Transaction Price	$5.54191	Increase
		$51,399,854

Davis International Fund	Preferred Stock	$6,545,030	Market Approach	Transaction Price	$50.9321	Increase

	Preferred Stock	4,634,172	Market Approach	Transaction Price	$5.54191	Increase
		$11,179,202

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The "Impact to Valuation" represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and concluded that as of October 31, 2017, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Capital losses with no expiration date will be carried forward to future years if not offset by gains. At October 31, 2017, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
	Davis Global	Davis International
	Fund	Fund
No Expiration
Short-term	$–	$–
Long-term	1,299,956	2,470,140
Total	$1,299,956	$2,470,140

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2017, the aggregate cost of investments for federal income tax purposes and unrealized appreciation (depreciation) is as follows:

	Davis Global	Davis International
	Fund	Fund
Cost	$729,893,961	$156,974,457
Unrealized appreciation	253,791,588	37,701,088
Unrealized depreciation	(13,407,890)	(3,604,466)
Net unrealized appreciation	$240,383,698	$34,096,622

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds' net assets have not been affected by these reclassifications. During the year ended October 31, 2017, amounts have been reclassified to reflect increases (decreases) as follows:
	Davis Global Fund	Davis International Fund
Undistributed net investment income (loss)	$138,657	$(21,459)
Accumulated net realized gains (losses) from investments and foreign currency transactions	105,153	21,459
Additional paid-in capital	(243,810)	–

The tax character of distributions paid during the years ended October 31, 2017 and 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2017	$–	$–	$–	$–
2016	6,363,328	16,104,101	88,210	22,555,639
Davis International Fund
2017	$389,631	$–	$–	$389,631
2016	694,100	3,147,188	–	3,841,288

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed net investment income	$–	$637,532
Accumulated net realized losses from investments and foreign currency transactions	(1,299,956)	(2,470,140)
Net unrealized appreciation on investments*	240,177,313	34,066,738
Total	$238,877,357	$32,234,130

*Net of deferred foreign taxes of	206,541	30,024

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2017 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$364,238,326	$47,391,135
Proceeds from sales	108,723,719	23,379,248

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of October 31, 2017, a related shareholder's investment in Davis International Fund represents 57% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the year ended October 31, 2017, such reimbursements for Class B shares of Davis Global Fund and Davis International Fund amounted to $608 and $2,099, respectively, and are not subject to future recoupment.

Transfer Agent and Accounting Fees – DST Asset Manager Solutions, Inc. (formerly Boston Financial Data Services, Inc.) is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2017
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$31,440	$2,296
Accounting fees paid to Adviser	17,336	3,336

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Year ended October 31, 2017
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B*	$3,311	$268
Class C	745,201	10,214
Service fees:
Class A	334,112	20,517
Class B*	1,095	87
Class C	248,401	3,405

*For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Class B shares of the Funds were redeemed at net asset value. A CDSC was imposed upon redemption of certain Class B shares within six years of the original purchase. The charge was a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2017
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$115,010	$8,943
Class A commissions re-allowed to investment dealers	638,422	50,051
Total commissions earned on sale of Class A	$753,432	$58,994

Commission advances by the Distributor on the sale of:
Class C	$401,853	$9,832

CDSCs received by the Distributor from:
Class B*	1,431	528
Class C	4,999	119

*For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 4 - CAPITAL STOCK

At October 31, 2017, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 300 million shares are designated to Davis Global Fund and 200 million shares are designated to Davis International Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Transactions in capital stock were as follows:

	Year ended October 31, 2017
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	3,560,783	–	(1,806,468)	1,754,315
Class B**	6,658	–	(41,115)	(34,457)
Class C	2,426,170	–	(1,222,380)	1,203,790
Class Y	14,840,349	–	(4,519,766)	10,320,583
Value: Class A	$76,706,578	$–	$(39,951,815)	$36,754,763
Class B**	142,207	–	(858,235)	(716,028)
Class C	50,604,058	–	(24,997,295)	25,606,763
Class Y	323,086,913	–	(104,123,202)	218,963,711

Davis International Fund
Shares: Class A	559,813	1,015	(187,990)	372,838
Class B**	4,066	7	(8,876)	(4,803)
Class C	111,811	162	(44,379)	67,594
Class Y	4,588,861	38,450	(260,178)	4,367,133
Value: Class A	$6,450,257	$9,918	$(2,007,007)	$4,453,168
Class B**	43,877	62	(98,400)	(54,461)
Class C	1,301,095	1,502	(472,681)	829,916
Class Y	56,730,447	370,661	(2,933,095)	54,168,013

*	Davis Global Fund: net of redemption fees amounting to $3,783, $2,038, and $5,044, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $556, $5, and $159, for Class A, Class C, and Class Y, respectively.
**	For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

	Year ended October 31, 2016
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,716,163	276,361	(1,718,360)	274,164
Class B	2,526	2,595	(11,801)	(6,680)
Class C	1,907,835	217,144	(1,300,911)	824,068
Class Y	7,569,621	690,748	(4,622,386)	3,637,983
Value: Class A	$31,379,894	$4,963,448	$(31,180,516)	$5,162,826
Class B	42,510	43,831	(198,723)	(112,382)
Class C	33,120,349	3,730,544	(22,576,437)	14,274,456
Class Y	138,666,659	12,392,022	(81,705,694)	69,352,987

Davis International Fund
Shares: Class A	397,431	20,577	(291,555)	126,453
Class B	–	329	(6,622)	(6,293)
Class C	28,496	5,263	(61,770)	(28,011)
Class Y	461,508	365,101	(387,932)	438,677
Value: Class A	$3,736,202	$199,391	$(2,563,263)	$1,372,330
Class B	–	3,052	(60,415)	(57,363)
Class C	263,227	48,890	(555,863)	(243,746)
Class Y	4,397,271	3,490,366	(3,810,263)	4,077,374

*	Davis Global Fund: net of redemption fees amounting to $1,986, $2,214, and $7,871, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $7 and $257, for Class A and Class Y, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the year ended October 31, 2017.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2017

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2017, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $51,399,854 or 5.28% of the Fund's net assets as of October 31, 2017. The aggregate value of restricted securities in Davis International Fund amounted to $11,179,202 or 5.83% of the Fund's net assets as of October 31, 2017. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of October 31, 2017

Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$0.9704

Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$50.9321

Davis Global Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	63,325	$50.9321	$50.9321

Davis Global Fund	Grab Inc., Series F, Pfd.	08/24/16	2,398,770	$4.8191	$5.5419

Davis Global Fund	Grab Inc., Series G, Pfd.	08/02/17	1,881,391	$5.5419	$5.5419

Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$50.9321

Davis International Fund	Grab Inc., Series F, Pfd.	08/24/16	549,889	$4.8191	$5.5419

Davis International Fund	Grab Inc., Series G, Pfd.	08/02/17	286,316	$5.5419	$5.5419

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2017	$19.18	$(0.01)	$6.10	$6.09
Year ended October 31, 2016	$19.11	$(0.02)	$1.18	$1.16
Year ended October 31, 2015	$19.08	$0.01	$0.18	$0.19
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Year ended October 31, 2013	$12.90	$0.08	$4.12	$4.20
Davis Global Fund Class C:
Year ended October 31, 2017	$18.21	$(0.16)	$5.76	$5.60
Year ended October 31, 2016	$18.33	$(0.16)	$1.13	$0.97
Year ended October 31, 2015	$18.44	$(0.13)	$0.16	$0.03
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Year ended October 31, 2013	$12.54	$(0.06)	$4.01	$3.95
Davis Global Fund Class Y:
Year ended October 31, 2017	$19.20	$0.05	$6.10	$6.15
Year ended October 31, 2016	$19.09	$0.02	$1.20	$1.22
Year ended October 31, 2015	$19.07	$0.05	$0.18	$0.23
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Year ended October 31, 2013	$12.89	$0.12	$4.11	$4.23
Davis International Fund Class A:
Year ended October 31, 2017	$9.99	$0.02	$2.85	$2.87
Year ended October 31, 2016	$10.33	$0.01	$0.02	$0.03
Year ended October 31, 2015	$10.61	$0.04	$(0.28)	$(0.24)
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Year ended October 31, 2013	$8.30	$0.05	$1.94	$1.99
Davis International Fund Class C:
Year ended October 31, 2017	$9.48	$(0.09)	$2.70	$2.61
Year ended October 31, 2016	$9.89	$(0.09)	$0.01	$(0.08)
Year ended October 31, 2015	$10.22	$(0.06)	$(0.27)	$(0.33)
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Year ended October 31, 2013	$8.06	$(0.06)	$1.92	$1.86
Davis International Fund Class Y:
Year ended October 31, 2017	$9.88	$0.05	$2.83	$2.88
Year ended October 31, 2016	$10.23	$0.03	$0.02	$0.05
Year ended October 31, 2015	$10.50	$0.08	$(0.27)	$(0.19)
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49
Year ended October 31, 2013	$8.22	$0.08	$1.93	$2.01
[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. The Funds' performance benefited from IPO purchases in 2013 and/or 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$25.27	31.75%	$178,005	0.98%	0.98%	(0.04)%	16%
$–	$(1.09)	$–	$(1.09)	$19.18	6.46%	$101,504	0.97%	0.97%	(0.13)%	53%
$(0.02)	$(0.14)	$–	$(0.16)	$19.11	1.05%	$95,856	0.97%	0.97%	0.05%	35%
$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%
$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%

$–	$–	$–	$–	$23.81	30.75%	$130,942	1.73%	1.73%	(0.79)%	16%
$–	$(1.09)	$–	$(1.09)	$18.21	5.65%	$78,259	1.77%	1.77%	(0.93)%	53%
$–	$(0.14)	$–	$(0.14)	$18.33	0.20%	$63,663	1.80%	1.80%	(0.78)%	35%
$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%
$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%

$–	$–	$–	$–	$25.35	32.03%	$664,064	0.70%	0.70%	0.24%	16%
$(0.02)	$(1.09)	$–	$(1.11)	$19.20	6.78%	$304,754	0.72%	0.72%	0.12%	53%
$(0.07)	$(0.14)	$–	$(0.21)	$19.09	1.28%	$233,586	0.73%	0.73%	0.29%	35%
$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%
$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%

$–[e]	$(0.01)	$–	$(0.01)	$12.85	28.84%	$15,767	1.05%	1.05%	0.17%	21%
$(0.04)	$(0.33)	$–	$(0.37)	$9.99	0.35%	$8,526	1.04%	1.04%	0.10%	47%
$(0.04)	$–	$–	$(0.04)	$10.33	(2.25)%	$7,510	1.14%	1.14%	0.45%	23%
$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%
$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%

$–	$(0.01)	$–	$(0.01)	$12.08	27.60%	$2,380	2.11%	2.11%	(0.89)%	21%
$–	$(0.33)	$–	$(0.33)	$9.48	(0.79)%	$1,227	2.14%	2.14%	(1.00)%	47%
$–	$–	$–	$–	$9.89	(3.23)%	$1,556	2.18%	2.18%	(0.59)%	23%
$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%

$(0.03)	$(0.01)	$–	$(0.04)	$12.72	29.28%	$173,701	0.76%	0.76%	0.46%	21%
$(0.07)	$(0.33)	$–	$(0.40)	$9.88	0.60%	$91,734	0.78%	0.78%	0.36%	47%
$(0.08)	$–	$–	$(0.08)	$10.23	(1.84)%	$90,466	0.80%	0.80%	0.79%	23%
$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%
$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series comprising Davis New York Venture Fund, Inc.), including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Global Fund and Davis International Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 19, 2017

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2018 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2017. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2017 with their 2017 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2017, the Fund did not pay any dividends or capital gain distributions.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $132,551 as foreign taxes paid during the year ended October 31, 2017. During the fiscal year ended October 31, 2017, the Fund received foreign sourced income in the amount of $3,658,601. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2017, $389,631 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2017, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $389,631 or 100% as qualified dividend income.

During the fiscal year 2017, the Fund did not pay any capital gain distributions.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $108,301 as foreign taxes paid during the year ended October 31, 2017. Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2017 was derived from foreign sourced income of $1,524,309. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee, Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2017 and October 31, 2016 were $41,828 and $40,185, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the funds financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2017 and October 31, 2016 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2017 and October 31, 2016 were $16,371 and $15,206, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the funds income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the funds for the fiscal year ends October 31, 2017 and October 31, 2016 were $13,624 and $25, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The funds Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The funds Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The funds independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2017 and October 31, 2016.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer, principal financial officer and principal accounting officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 19, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: December 19, 2017